UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02    Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On October 25, 2024, Portland General Electric Company (the Company) issued a press release announcing its financial results for the three and nine months ended September 30, 2024. The press release is furnished herewith as Exhibit 99.1 to this Report.

Item 7.01    Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01.

At 11:00 a.m. ET on Friday, October 25, 2024, the Company will hold its quarterly earnings call and webcast, and will use a slide presentation in conjunction with the earnings call. A copy of the slide presentation is furnished herewith as Exhibit 99.2 to this Report.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Third Quarter Financial Results Press Release Issued by Portland General Electric Company dated October 25, 2024.
99.2	Portland General Electric Company Third Quarter 2024 Slides dated October 25, 2024.
104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed October 25, 2024, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	October 25, 2024	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
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